Exhibit 10.7

Shareholders’ Voting Right Proxy Agreement

This Shareholders’ Voting Right Proxy Agreement (hereinafter referred to as the “Agreement”) is entered into by and among the following Parties as of July 5, 2019 in Beijing, the People’s Republic of China (“PRC”, for purposes of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan):

(1)                                 Ucommune (Beijing) Technology Co., Ltd. (hereinafter referred to as the “WFOE”), a wholly foreign-owned limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 8A, Zhaofeng First Street, Zhaofeng Industrial Base, Zhaoquanying Town, Shunyi District, Beijing, its unified social credit code being 91110113MA01GJH80T;

(2)                                 Ucommune (Beijing) Venture Investment Co., Ltd. (hereinafter referred to as the “Target”), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 15-3 Ronghui Park, Linkong Economic Core Area, Shunyi District, Beijing, its unified social credit code being 91110113335534135Y;

(3)                                 Tianjin Zhenge Tianfeng Investment Center (Limited Partnership), a limited partnership incorporated and validly existing under the laws of the People’s Republic of China, with its principal office at Room 708-7, 7/F Floor, Chuangzhi Mansion, No. 482 Dongman Middle Road, Tianjin Eco-city, its unified social credit code being 911201163286962240;

(4)                                 Beijing Sequoia Xinyuan Equity Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at C2321, 2/F, Building 16, No. 37, Chaoqian Road, Chanping Science Park, Beijing, its unified social credit code being 911101145996826415;

(5)                                 Shanghai Gopher Rongze Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 4054-8, Building 23, No. 1142, Kongjiang Road, Yangpu District, Shanghai, its unified social credit code being 91310110062579484Q;

(6)                                 Sinovation Ventures (Beijing) Enterprise Management Limited, a joint-stock company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Suite 1001-003, Building 1, No. 3, Haidian Street, Haidian District, Beijing, its unified social credit code being 91110108563622567L;

(7)                                 Beijing Yirun Chuangyin Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at No. 5, East Street, Shoubaozhuang Village, Xihongmen Town, Daxing District, Beijing, its unified social credit code being 911101153183363489;

(8)                                 Zhiyong Zhao, a Chinese citizen, his ID card number being [____________];

(9)                                 Angela Bai, a Canadian citizen, her passport number being [____________];

(10)                          Bin Zhao, a Chinese citizen, his ID card number being [____________];

(11)                          Jinwang Zhou, a Chinese citizen, his ID card number being [____________];

(12)                          Jun Qin, a Chinese citizen, her ID card number being [____________];

(13)                          Liang Chen, a Chinese citizen, his ID card number being [____________];

(14)                          Feifei Yi, a Chinese citizen, her ID card number being [____________];

(15)                          Zhuangkun He, a Chinese citizen, his ID card number being [____________];

(16)                          Shanghai Yongbo Liantou Investment Management Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 12011, Plot 1, Building 1, No. 888, Huanhu West 2nd Road, Nanhui New Town, Pudong New Area, its unified social credit code being 91310115342454600F;

(17)                          Zilong Zhu, a Chinese citizen, his ID card number being [____________];

(18)                          Sichuan Xinwen Investment Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 17/F, No. 70, Section 2, Hongxing Middle Road, Jinjiang District, Chengdu, its unified social credit code being 915100005676296514;

(19)                          Beijing Yintai Real Estate Commercial Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Unit 402, 4/F, Building 3, No. 2, Jianguomenwai Street, Chaoyang District, Beijing, its unified social credit code being 91110000562093878Q;

(20)                          Wuxi Zhongrong Rongyou Chuangxiang Investment Enterprise (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 611, Building D, Whale Tower, No. 111 Linghu Avenue, Wuxi City, its unified social credit being 91320200MA1MMYWD1L;

(21)                          Peizhi Wang, a Chinese citizen, his ID card number is [____________];

(22)                          Songlin Fu, a Chinese citizen, his ID card number being [____________];

(23)                          Jiahui Gan, a Chinese citizen, his ID card number being [____________];

(24)                          Min Jiang, a Chinese citizen, her ID card number being [____________];

(25)                          Ping Wang, a Chinese citizen, his ID card number being [____________];

(26)                          Jiaxing Chuanghe Huijin Equity Investment Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 2401-28, 24/F, Golden Phoenix Mansion, No. 765 Jingya Road, Zhendong New District, Tongxiang City, its social credit code being 91330483MA28B54M7F;

(27)                          Beijing Prometheus Capital Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 1605, Block A, No. 93 Jianguo Road, Chaoyang District, Beijing, its unified social credit code being 91110105697678742F;

(28)                          Juyuan Xincheng (Tianjin) Business Management Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 312, No. 1, Second Street, Airport International Logistics Area, Tianjin Free Trade Zone (Airport Economic Zone), its unified social credit code being 91120118MA05QLNU24;

(29)                          Kaifeng Cultural Tourism Investment Group Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 14 Sports Road, Longting District, Kaifeng City, its unified social credit code being 9141020055691414XL;

(30)                          Beijing Silk Road Yunhe Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 807, 8/F, No. 58 Beisihuan West Road, Haidian District, Beijing, its unified social credit code being 91110000MA00AB9Y76;

(31)                          Zhuhai Qianyi Hongtong Investment Fund (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 105-12101, No. 6, Baohua Road, Hengqin New District, Zhuhai City, its unified social credit code being 91440400MA4ULN535X;

(32)                          Chao Dai, a Chinese citizen, his ID card number being [____________];

(33)                          Beijing Gongqing Chenggong Business Management Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at R212, 2/F, No. 55, Dong’anmen Street, Dongcheng District, Beijing, its unified social credit code being 91110101MA01L23Y5G;

(34)                          Beijing Longxi Real Estate Development Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at the industrial zone of Panggezhuang Town, Daxing District, Beijing, its unified social credit code being 91110000700235126Q;

(35)                          Zhuhai Aikang Jiahua Asset Management Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 219-198, Building 1, No. 118 Baoxing Road, Hengqin New District, Zhuhai City, its unified social credit code being 91440400314874755L;

(36)                          Fen Shen , a Chinese citizen, her ID card number being [____________];

(37)                          CKing Home-key Investment Group Co., Ltd., a joint stock limited company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 18-D266, Jianshe Road, Kaixuan Street, Liangxiang, Fangshan District, Beijing, its unified social credit code being 911100006742514558;

(38)                          Beijing Zhongkai Investment Development Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 88, Yangyan Road, Yanxi Economic Development Zone, Huairou District, Beijing, its unified social credit code being 9111011609869242X4;

(39)                          Beijing Hongtai Jinyi Management Consulting Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 176, 15/F, Block B, Building 1, No. 38, Zhongguancun Street, Haidian District, Beijing, its unified social credit code being 91110108MA018G11XY;

(40)                          Sheng Wu, a Chinese citizen, his ID card number being [____________];

(41)                          Co-creation (Tianjin) Office Services Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Opening BD 18, 6/F, Building 4, Phase I, Intelligence Space Square, Southeast Side of the Intersection of Huizhi North Road and Huizhi Ring Road, Donglihu Street, Dongli District, Tianjin, its unified social credit code being 91120110MA06CLP20U;

(42)                          Cooperation Space (Tianjin) Office Services Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Opening BD 17, 6/F, Building 4, Phase I, Intelligence Space Square, Southeast Side of the Intersection of Huizhi North Road and Huizhi Ring Road, Donglihu Street, Dongli District, Tianjin, its unified social credit code being 91120110MA06CW38X4;

(43)                          Yongzhou Rushi Culture Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 102, Zijin South Road, Longbo Town, Shuangpai County, Yongzhou, Hunan Province, its unified social credit code being 91431123MA4QD02K5K;

(44)                          Shandong Guohui Investment Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 33/F, Building 6, Shuntai Square, No. 2000, Shunhua Road, High-tech District, Jinan, Shandong Province, its unified social credit code being 91370000MA3C5EJ69D;

(45)                          Ningbo Qiyi Investment Management Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 102-188, Building 39, No. 128, Yongfeng Road, Daxie Development Zone, Ningbo, Zhejiang, its social credit code being 91330201MA2CH2747Y;

(46)                          Shenzhen Yiwenda Investment Management Consulting Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (affiliated to Shenzhen Qianhai Business Secretary Co., Ltd.), its unified social credit code being 91440300088497305K;

(47)                          Xiamen Ruizhiye Equity Investment Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 3F-A305, Block C, Innovation Building, Software Park, Torch High-tech Zone, Xiamen, its unified social credit code being 91350200MA32N5A66H;

(48)                          Tianjin Ruihe Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 802-101 (centralized office area), Building 9, Jingbinruicheng, Jingbin Industrial Park, Wuqing District, Tianjin, its social credit code being 91120222MA06LTPK94;

(49)                          Lhasa Songhe Incubator Management Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No.1, 6/F, Unit 2, Building 6, International Headquarters, Liuwu New District, Lhasa, its unified social credit code being 91540195MA6TCMPGXB;

(50)                          Jiangxi Fusen Information Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 21, Kangtai Road, Yushui District, Xinyu, Jiangxi Province, its unified social credit code being 91360502MA38K7L449;

(51)                          Xinyu Guanda Architectural Design Consulting Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Yangtiangang International Ecological City, Xiannvhu District, Xinyu, Jiangxi Province, its unified social credit code being 91360503MA38LB1M0M;

(52)                          Xinjiang Xinzhongshuo Marketing Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 2-6, 2/F, Kangyuan Neighborhood, Wensu County, Aksu Prefecture, Xinjiang, its unified social credit code being 91652922MA78648YX8;

The persons listed in items (3) to (52) are hereinafter collectively referred to as “Target Shareholders”.

The above parties are individually referred to as a “Party” or the “Party” and collectively referred to as the “Parties”.

Whereas,

1.              As of the signing date of this Agreement, the Target Shareholders jointly hold 100% of the equity in the Target. The shareholding structure of the Target is as shown in Annex I to this Agreement;

2.              On the signing date of this Agreement, the Parties to this Agreement have signed the Equity Pledge Agreement and the Exclusive Option Agreement, while the WFOE and the Target have signed the Exclusive Business Cooperation Agreement (this Agreement, the Exclusive Business Cooperation Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement, as well as amendments made from time to time hereto and thereto, are collectively referred to as the “VIE Agreements”);

3.              The Target Shareholders agree to irrevocably entrust the WFOE and/or any person designated by the WFOE (hereinafter referred to as the “Designee”, including but not limited to the WFOE and/or its directors, successors and bankruptcy liquidator) with the reasonable and lawful exercise of their voting rights and all other shareholders’ rights in respect of their respective equity in the Target in accordance with applicable laws, regulations and the Target’s Articles of Association (hereinafter referred to as the “Articles of Association”), and the WFOE consents to accept such entrustment;

After friendly negotiation, the Parties to this Agreement agree as follows regarding such entrustment:

Article 1       Shareholders’ Right Entrustment

1.1                     The Target Shareholders hereby irrevocably entrust the WFOE and/or the Designee to exercise their voting rights and all other shareholders’ rights in respect of their respective equity in the Target (collectively the “Entrusted Rights”) during the term of this Agreement to the extent permitted by PRC Laws (including any laws, regulations, rules, notices, interpretations or other binding documents promulgated by any central or local legislative, administrative or judicial authority before or after the effectiveness of this Agreement, hereinafter referred to as “PRC Laws”) and the Articles of Association, including but not limited to:

(1)                                 Proposing the convening of, participating in and attending as a nonvoting delegate shareholders’ meetings of the Target on behalf of the Target Shareholders, receiving any notice on the convening and procedures of shareholders’ meeting, and exercising voting rights on all matters that require to be discussed and resolved by the shareholders’ meeting (including but not limited to designation and selection or replacement of the legal representative, directors, supervisors and senior executives of the Target), signing minutes, resolutions and any document to be signed by the shareholders of the Target, and submitting any document to the company registration authority for registration and filing purposes;

(2)                                 Authorizing or resolving the disposal of the Target’s assets;

(3)                                 Resolving the dissolution and liquidation of the Target, establishing a liquidation group on behalf of the Target Shareholders and exercising the functions of the liquidation group during the liquidation period according to law;

(4)                                 Deciding to transfer or otherwise dispose of the Target’s equity held by its shareholders, and signing all necessary documents and performing all necessary procedures on behalf of the Target Shareholders for the purposes of the foregoing matters;

(5)                                 Exercising other shareholders’ rights under laws, regulations, and the Articles of Association (and their amendments from time to time).

1.2                     The Target authorizes the WFOE and/or the Designee to exercise its voting rights and other shareholders’ rights in its wholly-owned or controlled subsidiaries (hereinafter referred to as “Subsidiaries”) that have been established or are about to be established in accordance with laws, regulations and the articles of association of such Subsidiaries, and the Target Shareholders acknowledge and agree to such authorization.

1.3                     In order to achieve the above authorization, the Target Shareholders will, according to the WFOE’s instructions from time to time, respectively execute a Power of Attorney containing substantially the same contents as Annex II of this Agreement, authorizing the WFOE and/or the Designee to exercise the Entrusted Rights.

1.4                     The WFOE reserves the right, at its sole discretion, to authorize the person designated by it to exercise the Entrusted Rights at any time without the consent of the Target Shareholders and the right to remove the Designee at any time by notifying the Target Shareholders. The exercise of the Entrusted Rights by the Designee will be deemed as the exercise by the WFOE, having the same legal force and effect as the exercise by the WFOE hereunder. During the term of this Agreement, if the WFOE informs the Target Shareholders in writing to terminate the authorization granted to the specific Designee, the Target Shareholders shall immediately do so and separately authorize another Designee designated by the WFOE to exercise the Entrusted Rights, such new authorization will supersede the previous one once it is made. The term “person” as used herein shall refer to natural persons, corporations, partnerships or other non-corporate organizations.

1.5                     Except as described in Section 1.4 of this Agreement, the Target Shareholders may not unilaterally revoke the delegation and authorization to the WFOE and/or the Designee without the prior written consent of the WFOE.

1.6                     Except with the prior written consent of the WFOE, none Target Shareholder may transfer or promise to transfer all or part of its equity in the Target to any institution or individual other than the WFOE, or create any pledge or proxy voting or other encumbrances on such equity (except for encumbrances arising from the execution of the Equity Pledge Agreement). If any Target Shareholder has transferred all of its equity in the Target with the consent of the WFOE and has completed the delivery formalities in respect of the equity transfer, the Target Shareholder will no longer be a Party to this Agreement, but the obligations and covenants of other Target Shareholders hereunder shall not be affected in any way. The transfer by any Target Shareholder of all or part of its equity in the Target shall be conditional on the transferee promising to assume all rights and obligations of the transferor hereunder and procuring the transferee to take the place of the transferor or to be a Party of this Agreement.

Article 2       Exercise of Entrusted Rights

2.1                     The Target Shareholders agree that, in exercising the Entrusted Rights, the WFOE and/or the Designee is not required to seek the prior opinions of the Target Shareholders. The WFOE’s and/or the Designee’s reasonable and lawful exercise of the Entrusted Rights shall be deemed as actions of the Target Shareholders, and the reasonable and legal documents signed executed by the WFOE and/or the Designee shall also be deemed to have been executed by the Target Shareholders. Each Target Shareholder recognizes and acknowledges the consequences of the WFOE’s and/or the Designee’s reasonable and lawful exercise of the Entrusted Rights, and agrees to bear the corresponding legal responsibilities and consequences.

2.2                     Each Target Shareholder agrees that, without the prior written consent of the WFOE, it will not exercise any shareholder right granted to the WFOE and/or the Designee, or interfere with the exercise of the Entrusted Rights by the WFOE and/or the Designee, and will do its best to cooperate with the WFOE and/or the Designee to exercise such rights. Each Target Shareholder further agrees to promptly sign all reasonably necessary agreements, resolutions and other documents and implement all actions reasonably necessary to implement the provisions of this Agreement and assist the WFOE and/or the Designee to exercise the Entrusted Rights, including when necessary (e.g., when the submission of such documents is necessary for the approval of, or registration or filing with government authorities) promptly signing the shareholders’ meeting resolutions or other relevant legal documents prepared by the WFOE and/or the Designee.

2.3                     The Parties agree that, during the term of this Agreement, if the granting or exercise of the Entrusted Rights hereunder is unenforceable for any reason (except for default by the Target Shareholders), the Parties shall immediately seek a most similar substitute for the provision unenforceable and, if necessary, enter into a supplementary agreement to adjust the provisions herein, so as to ensure the fulfillment of the purpose hereof.

2.4                     When exercising the Entrusted Rights within the authorization scope hereunder, the WFOE and/or the Designee shall perform the entrusted obligations carefully with diligence shall comply with the relevant laws and regulations and the Articles of Association.

2.5                     For the purpose of exercising the Entrusted Rights hereunder, the WFOE and/or the Designee is entitled to have access to the information including the Target’s operation, business, clients, finance, staff, etc. and to inspect, extract or copy the relevant materials of the Target (including but not limited to any books, statements, contracts and internal communications concerning finance, business and operations, all board meeting minutes and other documents). The Target and the Target Shareholders shall fully cooperate with the WFOE and/or the Designee in this regard.

Article 3       Exemption and Indemnification

3.1                     The Parties acknowledge that the WFOE and/or the Designee shall not be required to take any responsibility in whatever nature or make any economic or other indemnification to any Party hereto as a result of reasonable and lawful exercise of the Entrusted Rights hereunder.

3.2                     The Target Shareholders and the Target agree to indemnify and hold harmless the WFOE and/or the Designee against all losses which it suffers in connection with reasonable and lawful exercise of the Entrusted Rights, including but not limited to any litigation, allegation or claim initiated by any third party, and losses from administrative investigation or penalty by government authorities. However, losses suffered as a result of the intentional misconduct or gross negligence of the WFOE and/or the Designee or violation of this Agreement shall not be indemnified.

Article 4       Representations, Warranties and Covenants

4.1                     Each Party to this Agreement hereby irrevocably represents and warrants as follows:

(1)                                 It is an entity duly incorporated and validly existing with full capacity for civil conduct, or a natural person with full capacity for civil conduct;

(2)                                 It has full power and authority to execute, deliver and perform this Agreement, annexes hereto and all other documents to be executed by it relating to their rights and obligations under this Agreement;

(3)                                 This Agreement and its annexes and all other documents to be executed by it in relation to this Agreement will be duly and properly executed and delivered by the Party, and will be legally binding on the Party from their respective effective date;

(4)                                 There is no misrepresentation or major omission in any document previously provided by the Party to other Parties;

(5)                                 The execution, delivery and performance of this Agreement by it: (i) will not conflict with, or violate, or constitute, with the passage of time or the giving of notice, a default under: (a) its business license, articles of association, license, approval granted by the government authority for its establishment, agreements relating to its establishment or any other constitutional document, (b) any other legal provisions by which it is bound, and (c) any contract, agreement, lease or other documents to which it is a party severally or jointly, or by which it or its assets are bound; (ii) will not result in any mortgage or other encumbrances on its assets or entitle any third party to impose any mortgage or other encumbrances on its assets, except for equity pledge or encumbrances created in accordance with the VIE Agreements; (iii) will not result in termination or modification of any contract, agreement, lease or other documents to which it is a party severally or jointly, or by which it or its assets are bound, or entitle any third party to terminate or modify the terms of such documents; (iv) will not result in any government approval, license, registration, etc. applicable to it, the Target and its Subsidiaries to be suspended, revoked, forfeited, damaged or unrenewable after expiration.

4.2                     Each Target Shareholder hereby irrevocably represents and warrants as follows:

(1)                                 Its internal authorities have approved the execution, compliance with and performance of this Agreement. Each Target Shareholder guarantees and covenants to the WFOE that, upon or before (i) its merger, division, dissolution, liquidation, cancellation, business license revocation or equity transfer, (ii) change of its controlling shareholder or general partner or actual controller, (iii) death, incapacity, divorce or other circumstances that may affect its exercise of the equity interests in the Target, and/or (iv) other circumstances that may affect its exercise of the equity interests, it will, or do its best to cause its direct or indirect shareholders (or partners), actual controllers or directors, heirs, successors, agents, property custodians, etc. to, make (if applicable) all appropriate arrangements and sign all necessary documents to make sure that its heirs, liquidation group, creditors, assignees, successors, agents, property custodians, etc., who may acquire the equity or related rights, will continue to abide by and perform the obligations hereunder and refrain from affecting or hindering the performance of this Agreement. Each Target Shareholder assures the WFOE that, it has made and procured its shareholders or directors or other persons to make all appropriate arrangements (if applicable), has signed and procured its shareholders or directors or other persons to sign all required documents, so as to ensure its effective existence and continued compliance with the VIE Agreements.

(2)                                 As of the effective date hereof, each Target Shareholder is a registered lawful shareholder of the Target and a beneficial owner of the equity held thereby; except the rights created by this Agreement, the Equity Pledge Agreement between the Target Shareholders and the WFOE and the Exclusive Option Agreement among the Target Shareholders, the Target and the WFOE, there is no third party encumbrance on the Entrusted Rights. Pursuant to this Agreement, the WFOE may completely and sufficiently exercise the Entrusted Rights in accordance with the then-effective articles of association of the Target.

Article 5       Term of Agreement

5.1                     This Agreement becomes effective on the date of due execution by the Parties hereto; unless otherwise expressly agreed in this Agreement or the WFOE determines in writing to terminate this Agreement, this Agreement shall be automatically terminated after the WFOE fully exercises its right to purchase all assets of the Target or all equity held by the Target Shareholders pursuant to the Exclusive Option Agreement separately executed. Once this Agreement becomes effective, it is irrevocable. Notwithstanding the foregoing provisions and Article 6 of this Agreement, the WFOE shall always have the right to dissolve this Agreement by giving written notice to the Parties hereto 30 days in advance at any time, and the WFOE shall not be liable for any breach of contract in respect of its unilateral dissolution of this Agreement.

5.2                     Each Party shall complete the examination and approval and registration procedures for the extension of its operation period within 3 months before the expiration thereof, so that the validity of this Agreement can be sustained.

5.3                     The rights and obligations of the Parties under Articles 7, 8 and this 5.3 shall survive the termination of this Agreement.

Article 6       Default Liabilities

6.1                     The Parties agree and acknowledge that, if any Party (hereinafter the “Defaulting Party”) commits material breach of any provision hereof, or materially fails to perform or delays in performing any obligation hereunder, such breach or failure or delay shall constitute a default under this Agreement (hereinafter a “Default”), then any non-defaulting Party shall be entitled to demand the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within 10 working days following the written notice issued by the non-defaulting Party and the rectification requirement, the non-defaulting Party shall be entitled to decide to, at its discretion:

(1)                                 If any Target Shareholder or the Target is the Defaulting Party, the WFOE has the right to terminate this Agreement and require the Defaulting Party to indemnify all the damages;

(2)                                 If the WFOE is the Defaulting Party, the non-defaulting party has the right to require the WFOE to indemnify all damages, and except as otherwise provided by laws and regulations, no party other than WFOE has the right to terminate or dissolve this Agreement under any circumstance.

6.2                     Notwithstanding anything else contained herein, the effect of this section shall not be affected by the termination of this Agreement.

Article 7       Governing Law and Dispute Resolution

7.1                     The execution, effectiveness, construction and performance of this Agreement and the resolution of disputes hereunder shall be governed by and construed in accordance with PRC Laws.

7.2                     In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, any Party may submit such dispute to the China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration procedures and rules thereof then in effect. The arbitration shall be conducted on a confidential basis and the arbitration language shall be Chinese. The arbitration award shall be final and binding on all Parties.

7.3                     Pending arbitration, except for the part under dispute that is subject to the arbitration, the Parties to this Agreement shall continue to exercise their respective rights hereunder and perform their respective obligations hereunder.

Article 8       Confidentiality

8.1                     Prior to the execution of this Agreement and during the term of this Agreement, one Party (hereinafter referred to as the “Disclosing Party”) has disclosed or may from time to time disclose any of its confidential information (including but not limited to business information, customer information, financial information, contracts, etc.) to any other Party (hereinafter referred to as the “Receiving Party”). The Receiving Party must keep the confidential information confidential and shall not use the confidential information for purposes other than those specified in this Agreement. The foregoing provisions shall not apply to the information that: (i) as shown by written records made before the disclosure by the Disclosing Party, has previously been known to the Receiving Party; (ii) has entered or will enter the public domain other than due to the breach of this Agreement by the Receiving Party; (iii) was obtained by the Receiving Party from a third party having no obligation of confidentiality with respect to such information; and (iv) is under the obligation to be disclosed pursuant to the applicable laws, regulations or requirements of regulators, or is required to be disclosed to its employees, agents, legal counsels or financial advisors for its normal operations (provided that the Receiving Party shall make sure that each above-mentioned person enters into a confidentiality agreement that contains confidentiality obligations not inferior to those set forth herein).

8.2                     The above confidentiality obligations are ongoing to the Parties to this Agreement and shall survive the termination of this Agreement.

Article 9       Notice

9.1                     All notices or written communications (including but not limited to written documents or notices hereunder) issued by one Party to the other Parties hereto shall be timely sent or delivered by letter (including express delivery), fax or email. The dates on which notices or communications shall be deemed as delivered shall be the third working day after posting if sent by letter (including express delivery), or the working day following the date of transmission if sent by fax, or the date of arrival at the recipient’s email system if sent by e-mail.

9.2                     All notices and communications shall be sent in accordance with the contact information shown in Annex III hereto, and any party may change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

Article 10 Miscellaneous

10.1              If, under PRC Laws, any provision of this Agreement is invalid, illegal or unenforceable, all other terms of this Agreement shall remain in full force and effect. In the event that any provision hereof is held to be invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to amend this Agreement, so as to realize the original intent of the Parties as closely as possible in an acceptable manner.

10.2              If any relevant regulatory authority proposes any amendment to this Agreement, the Parties shall negotiate and amend this Agreement accordingly.

10.3              This Agreement shall supersede any other written or oral agreement between the Parties with respect to the subject matter hereof and shall constitute the entire agreement reached by and among the Parties hereto.

10.4              Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.5              During the term of this Agreement, no Party may assign part or all of its rights or obligations hereunder to any third party without the prior written consent of the other Parties, but the WFOE has the right to assign all or part of its rights and obligations hereunder without the consent of the other Parties. This Agreement shall be binding upon the Parties hereto and their respective lawful successors and assigns.

10.6              Any modification or supplement to this Agreement must be made in writing, and except for the WFOE assigning its rights hereunder in accordance with the provisions of Section 10.5, no modification or supplement of this Agreement shall be effective unless duly signed by the Parties hereto. If any modification or supplement to this Agreement requires the permission from and/or registration or filing with any government agency according to law, the Parties shall duly obtain such permission and/or complete such registration or filing procedures.

10.7              This Agreement is written in fifty-four copies, with each Party holding one copy, and the rest retained by the Target, all having the same legal effect.

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(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Ucommune (Beijing) Technology Co., Ltd.

/s/Seal of Ucommune (Beijing) Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Daqing Mao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Ucommune (Beijing) Venture Investment Co., Ltd.

/s/Seal of Ucommune (Beijing) Venture Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Daqing Mao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

/s/Seal of Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Xiaoping Xu

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Beijing Sequoia Xinyuan Equity Investment Center (Limited Partnership)

/s/Seal of Beijing Sequoia Xinyuan Equity Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Zixuan Wang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Shanghai Gopher Rongze Investment Center (Limited Partnership)

/s/Seal of Shanghai Gopher Rongze Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Chun Zeng

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Sinovation Ventures (Beijing) Enterprise Management Limited

/s/Seal of Sinovation Ventures (Beijing) Enterprise Management Limited

Legal representative (or authorized representative):	/s/Ning Tao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Beijing Yirun Chuangyin Investment Center (Limited Partnership)

/s/Seal of Beijing Yirun Chuangyin Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	Qinghua Liu

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Zhiyong Zhao

/s/Zhiyong Zhao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Angela Bai

/s/Angela Bai

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Bin Zhao

/s/Bin Zhao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Jinwang Zhou

/s/Jinwang Zhou

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Jun Qin

/s/Jun Qin

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Liang Chen

/s/Liang Chen

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Feifei Yi

/s/Feifei Yi

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Zhuangkun He

/s/Zhuangkun He

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Shanghai Yongbo Liantou Investment Management Co., Ltd.

/s/Seal of Shanghai Yongbo Liantou Investment Management Co., Ltd.

Legal representative (or authorized representative):	/s/Xialing Cui

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Zilong Zhu

/s/Zilong Zhu

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Sichuan Xinwen Investment Co., Ltd.

/s/Seal of Sichuan Xinwen Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Wen Dai

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Beijing Yintai Real Estate Commercial Co., Ltd.

/s/Seal of Beijing Yintai Real Estate Commercial Co., Ltd.

Legal representative (or authorized representative):	/s/Guojun Shen

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Wuxi Zhongrong Rongyou Chuangxiang Investment Enterprise (Limited Partnership)

/s/Seal of Wuxi Zhongrong Rongyou Chuangxiang Investment Enterprise (Limited Partnership)

Representative Designated by Executive Partner:	/s/Ronghua Liu

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Peizhi Wang

/s/Peizhi Wang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Songlin Fu

/s/Songlin Fu

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Jiahui Gan

/s/Jiahui Gan

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Min Jiang

/s/Min Jiang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Ping Wang

/s/Ping Wang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Jiaxing Chuanghe Huijin Equity Investment Partnership (Limited Partnership)

/s/Seal of Jiaxing Chuanghe Huijin Equity Investment Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Jun Shao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Prometheus Capital Co., Ltd.

/s/Seal of Prometheus Capital Co., Ltd.

Legal representative (or authorized representative):	/s/Sicong Wang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Juyuan Xincheng (Tianjin) Business Management Partnership (Limited Partnership)

/s/Seal of Juyuan Xincheng (Tianjin) Business Management Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Yang Liao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Kaifeng Cultural Tourism Investment Group Co., Ltd.

/s/Seal of Kaifeng Cultural Tourism Investment Group Co., Ltd.

Legal representative (or authorized representative):	/s/Manku Han

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Beijing Silk Road Yunhe Investment Center (Limited Partnership)

/s/Seal of Beijing Silk Road Yunhe Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Shanbo Wang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Zhuhai Qianyi Hongtong Investment Fund (limited partnership)

/s/Seal of Zhuhai Qianyi Hongtong Investment Fund (limited partnership)

Representative Designated by Executive Partner:	/s/Dehui Liu

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Chao Dai

/s/Dai Chao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Beijing Gongqing Chenggong Business Management Center (Limited Partnership)

/s/Seal of Beijing Gongqing Chenggong Business Management Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Tong Yang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Beijing Longxi Real Estate Development Co., Ltd.

/s/Seal of Beijing Longxi Real Estate Development Co., Ltd.

Legal representative (or authorized representative):	/s/Lianbin Gan

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Zhuhai Aikang Jiahua Asset Management Partnership (Limited Partnership)

/s/Seal of Zhuhai Aikang Jiahua Asset Management Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Mingzhe Wang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Fen Shen

/s/Fen Shen

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

CKing Home-key Investment Group Co., Ltd.

/s/Seal of CKing Home-key Investment Group Co., Ltd.

Legal representative (or authorized representative):	/s/Houzhong Xiao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Beijing Zhongkai Investment Development Co., Ltd.

/s/Seal of Beijing Zhongkai Investment Development Co., Ltd.

Legal representative (or authorized representative):	/s/Shengjiang Wang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Beijing Hongtai Jinyi Management Consulting Co., Ltd.

/s/Seal of Beijing Hongtai Jinyi Management Consulting Co., Ltd.

Legal representative (or authorized representative):	/s/Xitai Sheng

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Sheng Wu

/s/Sheng Wu

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Co-creation (Tianjin) Office Services Co., Ltd.

/s/Seal of Co-creation (Tianjin) Office Services Co., Ltd.

Legal representative (or authorized representative):	/s/Yangzhi You

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Cooperation Space (Tianjin) Office Services Co., Ltd.

/s/Seal of Cooperation Space (Tianjin) Office Services Co., Ltd.

Legal representative (or authorized representative):	/s/Yangzhi You

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Yongzhou Rushi Culture Technology Co., Ltd.

/s/Seal of Yongzhou Rushi Culture Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Lingguang Jiang

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Shandong Guohui Investment Co., Ltd.

/s/Seal of Shandong Guohui Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Shaoming Yu

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Zhuhai Qiyi Investment Management Partnership (Limited Partnership)

/s/Seal of Zhuhai Qiyi Investment Management Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Qi Zhou

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Shenzhen Yiwenda Investment Management Consulting Co., Ltd.

/s/Seal of Shenzhen Yiwenda Investment Management Consulting Co., Ltd.

Legal representative (or authorized representative):	/s/Songxi Shan

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Xiamen Ruizhiye Equity Investment Co., Ltd.

/s/Seal of Xiamen Ruizhiye Equity Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Jincheng Yao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Tianjin Ruihe Technology Co., Ltd.

/s/Seal of Tianjin Ruihe Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Weiye Han

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Lhasa Songhe Incubator Management Co., Ltd.

/s/Seal of Lhasa Songhe Incubator Management Co., Ltd.

Legal representative (or authorized representative):	/s/Wei Li

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Jiangxi Fusen Information Technology Co., Ltd.

/s/Seal of Jiangxi Fusen Information Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Shiwu Liao

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Xinyu Guanda Architectural Design Consulting Co., Ltd.

/s/Seal of Xinyu Guanda Architectural Design Consulting Co., Ltd.

Legal representative (or authorized representative):	/s/Jianghai Shen

(No text on this page, this being a signature page to the Shareholders’ Voting Right Proxy Agreement)

Xinjiang Xinzhongshuo Marketing Co., Ltd.

/s/Seal of Xinjiang Xinzhongshuo Marketing Co., Ltd.

Legal representative (or authorized representative):	/s/Zhenfei Wu